EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statements No. 2-77747 and No. 33-43042 of Speizman Industries, Inc. on Form S-8 of our report dated September 9, 1997, appearing in this Annual Report on Form 10-K of Speizman Industries, Inc. for the year ended June 28, 1997.






Charlotte, North Carolina                                BDO Seidman, LLP
September 9, 1997